Exhibit 10.40

EXECUTION COPY

FIFTH AMENDMENT
dated as of March 14, 2006

between

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

HUNTSMAN (EUROPE), BVBA,
as Master Servicer

JPMORGAN CHASE BANK, N.A.
as Funding Agent

and

J.P. MORGAN (IRELAND) plc,
as Trustee

SERIES 2000-1 SUPPLEMENT
Dated as of December 21, 2000

SIDLEY AUSTIN

WOOLGATE EXCHANGE

25 BASINGHALL STREET

LONDON EC2V 5HA

TELEPHONE 020 7360 3600

FACSIMILE 020 7626 7937

REF:  DDD /30508-30240

THIS FIFTH AMENDMENT, dated as of March 14, 2006 (the “Amendment”) between Huntsman Receivables Finance LLC (the “Company”), a Delaware limited liability company, Huntsman (Europe) BVBA (the “Master Servicer”), JPMorgan Chase Bank, N.A., successor-in-interest to The Chase Manhattan Bank, as funding agent for the Series 2000-1 Purchasers (the “Funding Agent”) and J.P. Morgan (Ireland) plc, successor-in-interest to Chase Manhattan Bank (Ireland) plc, as trustee (the “Trustee”) modifies the Series 2000-1 Supplement dated as of December 21, 2000, as amended from time to time (the “Supplement”), which supplements the Amended and Restated Pooling Agreement, dated as of June 26, 2001, as amended from time to time (the “Pooling Agreement” and, together with the Supplement, the “Agreement”) between the Company, the Master Servicer and the Trustee.

WHEREAS, the parties hereto (the “Parties”) wish to amend the Supplement;

WHEREAS, pursuant to Series 2000-1 Transfer Supplement, dated April 16, 2004, Park Avenue Receivables Company LLC assigned its rights obligations and commitment under the Agreement to Jupiter Securitization Corporation;

WHEREAS, Section 10.01 of the Pooling Agreement permits the amendment of the Supplement upon the terms and conditions specified therein;

WHEREAS, Section 11.07(b) of the Supplement permits the amendment of the Supplement with the prior written notice to and written consent of the Funding Agent and all the Series 2000-1 Purchasers to add any provisions to or change, in any manner, any of the provisions of the Supplement;

WHEREAS, the prior written consent of the Funding Agent is a condition to the effectiveness of this Amendment; and

WHEREAS, the Parties have provided prior written notice of the Amendment to the Series 2000-1 Rating Agencies in accordance with the requirements of Section 11.07(c)(ii) of the Supplement;

NOW, THEREFORE, the Parties agree that the Supplement is hereby amended effective as of the date hereof and the Parties agree hereto as follows:

Section 1.                                            Definitions. Capitalized terms used but not defined herein shall have the meaning assigned to such term in Annex X to the Pooling Agreement.

Section 2.                                            Amendment.

(a)                                  Section 5.02 of the Supplement is hereby amended by deleting the phrase “March 31, 2006” and replacing such phrase with “September 30, 2006”.

Section 3.                                            Ratification of Supplement. The Supplement, as amended hereby, is in all respects ratified and confirmed.

Section 4.                                            Waiver of Notice by Funding Agent. The Funding Agent hereby waives any prior notice and any notice period that may be required in connection with the execution of this Amendment by the Pooling Agreement or the Supplement.

Section 5.                                            Waiver of Notice by All Parties. Each of the Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 6.                                            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

Section 7.                                            Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 8.                                            Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Supplement and shall not affect the construction or interpretation of this Amendment or Supplement or any provisions hereof or thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: V.P.

HUNTSMAN (EUROPE) BVBA, as Master Servicer

By:	/s/ F. DE CANNIERE
Name: F. de Canniere Title: Director

J.P. MORGAN (IRELAND) plc, not in its individual capacity but solely as Trustee

By:	/s/ [Illegible]
Name: Title:

JPMORGAN CHASE BANK, N.A. , as Funding Agent

By:	/s/ PEDRAM MAZAHERI
Name: Pedram Mazaheri Title: Vice President

CONSENTED AND ACKNOWLEDGED:

JPMORGAN CHASE BANK, N.A. , as APA Bank

By:	/s/ PEDRAM MAZAHERI
Name: Pedram Mazaheri Title: Vice President

JUPITER SECURITIZATION CORPORATION, As sole Series 2000-1 Purchaser

By:	/s/ PEDRAM MAZAHERI
Name: Pedram Mazaheri Title: Authorized Signatory

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE SERIES 2000-l SUPPLEMENT]